UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 14, 2004

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-10816 (Commission File Number)	39-1486475 (IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue
Milwaukee, Wisconsin 53202

(Address of principal executive offices including zip code)

(414) 347-6480

(Registrant’s telephone number)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Pursuant to General Instruction B.6 to Form 8-K, the Company’s July 14, 2004 press release is furnished as Exhibit 99 and is not filed.

Item 12. Results of Operations and Financial Condition

The Company issued a press release on July 14, 2004 announcing its results of operations for the quarter and six months ended June 30, 2004 and certain other information. The press release is furnished as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: July 14, 2004	By:	\s\ Joseph J. Komanecki
Joseph J. Komanecki
Senior Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99	Press Release dated July 14, 2004. (Pursuant to General Instruction B.6 to Form 8-K, this press release is furnished and is not filed.)